SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. _)


Filed by the Registrant    X
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 X       Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Logan International Corp.
                (Names of Registrant as Specified in Its Charter)



    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

|_|   Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:




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                            LOGAN INTERNATIONAL CORP.
                        8th Floor, 13 Route de Florissant
                           CH1211 Geneva, Switzerland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
Logan International Corp.:

         Notice is hereby given that the Annual Meeting of Shareholders of Logan International Corp., a Washington corporation (the "Company"), will be held at 8th Floor, 13 Route de Florissant, CH1211 Geneva, Switzerland, at 8:00 a.m., Central European Time, June 27, 1997, for the following purposes:

         1.       To elect one (1) Director of the Company.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Trustees have fixed the close of business on April 29, 1997, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                         By Order of the Board of Directors


                                         Michael J. Smith
                                         President


May ___, 1997

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                            LOGAN INTERNATIONAL CORP.

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the management of Logan International Corp. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at 8th Floor, 13 Route de Florissant, CH 1211 Geneva, Switzerland, on June 27, 1997, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the shares of common stock (the "Shares") represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the Shares will be voted for the nominees for director. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a later dated Proxy with the Secretary of the Company, Mr. M.Y. Ho, 8th Floor, 13 Route de Florissant, CH 1211 Geneva, Switzerland, bearing a date later than the date of the Proxy or by giving oral notice of revocation at the meeting. You may also revoke your Proxy in person at the meeting. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being mailed to Shareholders commencing May ___, 1997.

         The holders of one-third of the outstanding shares of common stock ("Shares") and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. Under applicable Washington law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote.

         Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers and regular employees of the Company without additional remuneration therefor. The Company may also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

         The close of business on April 29, 1997, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

         The holders of record of 10,837,808 Shares of the Company issued and outstanding on the Record Date will be entitled to one vote per Share at the meeting. Under the Company's Articles of Incorporation, cumulative voting in the election of directors is not permitted. Directors will be elected by the plurality of votes cast at the meeting.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's Shares as of the Record Date by each shareholder who is known by the Company to own more than five percent of the outstanding Shares. The following is based solely on statements on filings with the Securities and Exchange Commission or other reliable information known to the Company. None of the executive officers or directors of the Company is the beneficial owner of any shares of common stock of the Company.

                   Name and
                  Address of                         Amount and Nature of Beneficial             Percent
               Beneficial Owner                                 Ownership                        of Class
MFC Bancorp Ltd. (1)
8th Floor, 13 Route de Florissant,
CH 1211 Geneva, Switzerland                                     7,472,777                          69.0%

(1) Michael J. Smith, the president, chief financial officer and a director of the Company, is also the president and chief financial officer and a director of MFC Bancorp Ltd., and consequently may be deemed to be beneficial owners of the shares owned by MFC Bancorp Ltd.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        Pursuant to resolutions of the Board of Directors under authority granted by the Company's Articles of Incorporation, the number of directors of the Company is established at five, although presently there are only three directors. The votes of a plurality of the Shares present in person or by Proxy at the Annual Meeting are required to elect the directors.

         The Board of Directors is divided into three classes. Initially, Class I Directors are elected for one year, Class II Directors are elected for two years and Class III Trustees are elected for three years. Successors to the class of directors whose term expires at any annual meeting shall be elected for three year terms. The nominee for director, Mr. Waldvogel, is a member of Class II, and is to be elected to the Board of Directors for a three year term to serve until the annual meeting of shareholders in 2000, or until his successor is elected and qualified. Mr. Waldvogel currently serves as a director. The terms of the remaining directors do not expire at this Annual Meeting.

         Mr. Waldvogel has indicated that he is willing and able to serve as a director. If he becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. Proxies received by the Company on which no designation is made will be voted FOR each of the nominees.

Directors

         The following table sets forth information regarding each nominee for election as a director and each director whose term of office will continue after the Annual Meeting.

                                                                                                 Expiration of
Name                                Current Position with the Company                   Age      Term as a Director

Michael J. Smith           Chairman, President, Chief Financial
                            Officer and Director                                        49            1999
Leonard Petersen           Director                                                     43            1998
Roland Waldvogel           Director                                                     31            1997


     Michael J. Smith became President and Chairman of the Company during 1996. Prior to that, he had been Executive Vice President, Chief Financial Officer and a director of the Company since January 1994. He was Chief Financial Officer of Mercer from May 1988 until 1996. Mr. Smith is President and a director of MFC Bancorp

Ltd. Mr. Smith is Chief Executive Officer, Chief Financial Officer and a director of Drummond Financial Corporation.

     Leonard  Petersen has been a director of the Company  since  January  1994.
Since 1990, he has served as a director and a senior offficer of Pemcorp Management, Inc. He was a chartered accountant with Davidson & Company from 1987 to 1990. Mr. Peterson is a director of Drummond Financial Corporation.

     Roland Waldvogel has been a director of the Company since January 1994. He is a Swiss resident who is an independent trust officer in Switzerland. He was formerly with Fidinam Trust Company, Zurich, Switzerland.

     During the fiscal year ended December 31, 1996, the Board held one meeting at which each director was present and acted by unanimous written consent on four occasions.

Committees of the Board

     The Company has established a Compensation Committee. The members of the Compensation Committee are Mr. Petersen and Mr. Waldvogel. The primary duty of the Compensation Committee is to grant stock options under the Company's 1994 Non-Qualified Stock Option Plan and to award bonuses to employees and consultants under the Company's Incentive Bonus Plan. The Compensation Committee did not meet during 1996.

     The Company does not have an Audit Committee or a Nominating Committee.

Executive Compensation

     The following table sets forth information on the annual compensation for each of the Company's last three fiscal years of the chief executive officer ( the "CEO") and each of the Company's four most highly compensated executive officers other than the CEO who received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 1996 (collectively, with the CEO, the "Named Executive Officers").



                                                    Annual Compensation                           Long-Term
                               _________________________________________________________         Compensation
                                                                                                  Securities
                                                                            Other Annual          Underlying           All Other
    Name and Principal                                                      Compensation           Options/            Compensa-
         Position               Year       Salary($)        Bonus($)            ($)                 SARs(#)             tion($)
        ----------              ----       ---------        --------           -----               --------            --------

Michael J. Smith              1996          $50,000            0                 0                    0                    0
Chief Executive Officer       1995          $50,000            0                 0                  230,000                0
                              1994          $50,000            0                 0                     0                   0


Employment Agreement

         Mr. Smith has entered into an employment agreement with the Company dated as of June 23, 1994. The agreement generally provides, subject to certain termination provisions, for continued employment of Mr. Smith for a period of 36 months with automatic one month renewals, so that the contract at all times has a remaining term of 36 months. The agreement provides for a base salary and other compensation as determined by the board of directors. The agreement contains change in control provisions pursuant to which, if a change in control (as defined in the agreement) occurs, Mr. Smith may only be discharged for cause. In the event Mr. Smith is terminated without cause or resigns for good reason (as defined in the agreement) within eighteen months of the change in control, he shall be entitled to a severance payment of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. If Mr. Smith is terminated without cause or resigns for good reason after eighteen months of the change in control, he shall be entitled to a severance payment of a proportionate amount based on the length of time remaining in the term of the agreement of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. In addition, Mr. Smith will continue to receive equivalent benefits as were provided at the date of termination for the remaining term of the agreement.


Stock Options

         No stock options were granted to Mr. Smith during 1996. In December 1996, Mr. Smith and the Company agreed to cancel Mr. Smith's outstanding options to purchase 230,000 Shares.

Compensation of Directors

         The directors do not receive cash compensation for service as a director. The Company reimburses the directors and officers for their expenses incurred in connection with their duties as directors and officers of the Company. Non-employee directors who are in office at the end of a fiscal year will receive options to acquire 6,000 shares of common stock at an exercise price equal to the closing price of the Company's shares on the primary market where the Company's shares are traded as of the last trading day of the fiscal year, of the 1994 Non- Qualified Stock Option Plan is approved by the Shareholders. If there is no primary market for the Shares, then the exercise price shall be the fair market value of the Shares as determined in good faith by the Board of Directors.

Certain Relationships and Related Transactions.

         MFC Bancorp Ltd. may be considered a "parent" of the Company as defined in the rules and regulations under the Securities Act of 1933, as amended ("Securities Act Rules"), by reason of its ownership of 69.0% of the outstanding Common Stock and by its representation on the Company's Board of Directors.

         In December 1996, the Company sold 4,172,082 common shares to MFC Bancorp Ltd. for $2,425,000 in cash. The Company then acquired from MFC Bancorp Ltd. a subsidiary whose only asset was a loan secured by a waste oil recycling facility. The Company sold the subsidiary to Ichor Corporation for 2.5 million shares of Ichor plus a promissory note in the amount of $1,425,000.

         During 1996, the Company acquired 60,000 shares of Class A Preferred Shares, Series 1, of MFC Bancorp Ltd. for $6,200,000.

         MFC Bancorp Ltd. provides certain administrative services to the Company. At December 31, 1996, the Company owed MFC Bancorp Ltd. $263,000 for such services.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

     Based solely on the review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 1996, all of its officers and directors filed all required reports under Section 16(a) in a timely manner.


                      INDEPENDENT ACCOUNTANTS AND AUDITORS

     Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Trustees to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1997. Peterson Sullivan P.L.L.C. have examined the consolidated financial statements of the Company and its subsidiaries each year since its inception. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

                          FUTURE SHAREHOLDER PROPOSALS

     Any proposal which a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before December 31, 1997.


                                  OTHER MATTERS

     The directors know of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Trustees may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

     A copy of the Company's annual report to the Securities and Exchange Commission will be provided to Shareholders without charge upon written request directed to the Company.

     By order of the Board of Directors.

     DATE:  May ___, 1997.

                                      PROXY

                            LOGAN INTERNATIONAL CORP.
                        8th Floor, 13 Route de Florissant
                           CH1211 Geneva, Switzerland

         This Proxy is solicited on behalf of the Board of Directors of Logan International Corp.

         The undersigned hereby appoints Michael J. Smith and Rene Randall and each of them, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Logan International Inc. held of record by the undersigned on April 29, 1997, at the annual meeting of shareholders to be held on June 27, 1997, or any adjournment thereof.

         1.       ELECTION OF TRUSTEES

                  FOR the nominee listed             WITHHOLD AUTHORITY to vote
                  below (except as marked            for the nominee listed
                  to the contrary below)    |_|      below                  |_|

     (Instruction: To withhold authority to vote for a nominee, strike a line through the nominee's name in the list below.)

         Roland Waldvogel

         2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

         Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:_____________________________, 1997


                                   ___________________________
                                   Signature


                                   ___________________________
                                   Signature, if jointly held

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.


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